UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SPAR Group, Inc. ("SGRP" or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 8.01     Other Events.

SPAR Marketing Force, Inc. ("SMF"), a wholly owned subsidiary of SGRP, is owed $675,000 for the security deposit advances and $226,000 for the quarterly premium advances made by SMF (as described below) to SPAR Administrative Services, Inc. ("SAS"), an affiliate of SGRP. SAS is an independent contractor that (prior to its termination in July 2018) provided the business services described below to SMF, including insurance coverages. SAS is owned beneficially by William H. Bartels, Peter W Brown, relatives of Robert G. Brown. Bartels, Brown and Brown are directors of SGRP. Robert G. Brown, William H. Bartels and related parties own a majority of the outstanding shares of SGRP's common stock. See Related Party Transactions-- Domestic Related Party Service in Note 5 to the Company's Consolidated Financial Statements (unaudited) in the Company's Quarterly Report on Form 10 Q as filed with the SEC on June 29, 2020 (the "2020 Q1 Report").

Affinity Insurance Company, Ltd. ("Affinity") is a captive insurance company that provides insurance and reinsurance products to its shareholders and their affiliates in exchange for payment of premium installments, posting of security collateral and other requirements, and subject to adjustments and assessments. SAS is and has been a shareholder and member of Affinity and has been since approximately 2000. SMF became a direct shareholder and member of Affinity in March 2018 in order to directly procure insurance for the domestic employees of the Company.

The business services SAS provided to or on behalf of SMF included insurance coverages for SMF and other SGRP employees domestically prior to March 2018, for SAS' Field Administrators and other employees through the termination by SMF of SAS' services effective on or about July 31, 2018, and for the Field Specialists provided by SPAR Business Services, Inc. ("SBS") (see more below in Background information), to SMF through the termination by SMF of SBS' services effective on or about July 31, 2018, all in connection with services provided by SMF to its clients.

SAS has received and may shortly be receiving returns of those security deposit advances and quarterly premium advances from Affinity totaling approximately $921,000, as described below.  SMF has demanded repayment of its advances to SAS from these recent refunds received from Affinity, but SAS has refused and appears to have distributed the moneys to other SAS related parties  SAS has recently stated it has no funds available to remit to SMF even though they have repeatedly acknowledged SAS owes these advances to SMF and in fact, it has been documented that these liabilities were properly reported in SAS' financial statements.

On July 8, 2020 the Company issued a demand notice to SAS for the return of $901,000 (the $675,000 security advances and the $226,000 premium advances) but to-date SAS has refused to comply with this demand.

The Company has prepared the draft of a complaint to be filed in the Supreme Court of the State of New York in Westchester County, NY, seeking appropriate relief and recovery from SAS and other related parties, which it prepared with the support of SGRP's Audit Committee (which has certain oversight responsibilities respecting related party matters).  However, because of the pending changes in the SGRP' CEO and CFO positions, the Audit Committee recommended that management temporarily delay filing the complaint until it can be reviewed and pursued by SGRP's new CEO and CFO (upon their selection and appointment) if and as they determine appropriate.

Background information:

SMF provides merchandising and marketing services to its clients throughout the United States through (among other things) services provided by others. Prior to the termination of the services provided by SAS and SBS (effective at the end of July 2018), SMF engaged SAS as an independent contractor to provide the services of Field Administrators to domestically schedule, deploy and administer the independent Field Specialists provided by SBS as an independent contractor under a similar engagement. SAS and SBS are affiliates of SGRP but are not in any way owned by, under the control of or consolidated with SGRP. SAS is owned beneficially by William H. Bartels, Peter W Brown, relatives of Robert G. Brown. SBS is currently owned beneficially by Robert G. Brown. Bartels, Brown and Brown are directors of SGRP. Robert G. Brown, William H. Bartels and related parties own a majority of the outstanding shares of SGRP's common stock. See Related Party Transactions-- Domestic Related Party Service in Note 5 to the Company's Consolidated Financial Statements (unaudited) in the 2020 Q1 Report.

At the time SMF terminated SAS's services, the security deposit that SAS provided to Affinity to procure insurance coverage on behalf of SMF was approximately $965,000. SMF financed approximately $675,000 of that security deposit by SMF advancing approximately $296,000 directly to SAS and SMF advanced the remainder, approximately $379,000, to SAS through SBS.

To date, Affinity has reduced the security deposit by $489,000, from $965,000 to $476,000.  Of the total reduction of $489,000, Affinity refunded $177,000 in cash to SAS and Affinity deducted the $312,000 balance from the security deposit to settle SAS premiums and other related fees due (but not paid by SAS) to Affinity, including approximately $102,000 for SAS expenses due and payable to Affinity incurred by SAS after SMF terminated the SAS Agreement and approximately $210,000 that SAS incurred as additional premium assessments by Affinity.  As these security deposit deductions were not related to SMF services or expenses, SAS is required to repay SMF the full amount of said $489,000 deduction from the security deposit.

In addition, Affinity recently notified SAS that the security deposit currently needed was approximately $138,000 and SAS in the near future could be receiving an additional cash refund and credits against SAS obligations in the aggregate amount of $338,000, reducing the security deposit by a total of $827,000 in cash payments and credits.  SMF has demanded a full repayment of the $675,000 security advance.

In a related matter, SMF also advanced monies to SAS to fund the payments that SAS was obligated to pay to Affinity for quarterly premium installments. SMF advanced and SAS accrued a liability of approximately $226,000 for monies advanced by SMF to SAS for such quarterly premium installments. Affinity is obligated to refund any excess premiums and in fact in May of 2020, Affinity refunded $94,414 of those premium payments to SAS.

SAS owes repayment of the full $226,000 for those premium payments regardless of how much Affinity may return. On July 8, 2020, SMF demanded that SAS repay the $226,000 advance for quarterly premiums to SMF. Part of this payment should come from the $94,414 premium refund. SAS refused and failed to remit any of the monies it owed to SMF.

In response to SMF's repayment demands, on behalf of SAS, William H. Bartels and Peter W. Brown alleged that SAS did not have the funds because SMF did not make all insurance payments to SAS required under the Service Agreement notwithstanding the fact that SMF had, in addition to making insurance payments, had also advanced to SAS an additional $226,000 to SAS for the purpose of paying the advanced insurance premiums due Affinity. SMF replied that it did not understand how SAS would be short in cash as it was proven by a review by an independent third-party public Accounting Firm (as noted below) that SAS was paid in full for all incurred insurance cost prior to SMF's termination of the Service agreement in July 2018, including the SMF advanced of $226,000.

With the agreement of SAS, SMF caused a review to be performed by an independent third-party public Accounting Firm, to verify that all insurance related payments due by SMF to SAS were properly and timely paid to SAS prior of the termination of services in July 2018. The audit revealed that SMF had in fact paid all funds due SAS for services provided, including all insurance related expenses. The third-party review also confirmed that it became aware of several SAS related party fund transfers and withdrawals during the review period that may be the cause of the depletion of funds in the SAS bank accounts and their inability to repay the advances made by SMF to SAS for insurance premiums.

During the course of discussing the review, Robert G. Brown asked the independent third-party public Accounting Firm if it took into account the $200,000 that Robert G. Brown transferred out of the SAS bank accounts to SBS, a private company controlled by Robert G. Brown.

As noted above, SMF learned that Affinity had been refunding cash amounts to SAS because of reduced obligations to Affinity as it appears that SAS has significantly reduced its insurance requirements, and that Affinity had been making set offs from the security deposit when SAS did not pay required premiums and other amounts.

In November 2017, SMF began negotiations with SBS and SAS (respectively represented by Robert G. Brown and William H. Bartels, who together are the Majority Stockholders) for reimbursement and security agreements to document and secure those security deposit advances and repayment obligations. In March of 2018, SMF proposed a joint reimbursement and security agreement with SAS and SBS since the advances to them were comingled in the Affinity security deposit. Mr. Brown said that SBS would not sign any joint agreement with SAS. At the request of the Audit Committee separate agreements were prepared and submitted.

In July 2018, SAS proposed a fundamentally revised agreement containing no collateral enforcement provisions. At the same time SAS gave a reimbursement and security agreement containing the requisite collateral enforcement provisions to SR Services, Inc. ("SRS"), another affiliate of SAS and SBS controlled by Robert G. Brown (although the SRS agreement was not disclosed to SMF until a year later). SRS was owed approximately $180,000 by SAS for Affinity security advances.

Although SBS and SAS had orally accepted the reimbursement and security concepts in principal, negotiations broke down over SASs' refusal to give, and SAS', SRS', and SBS refusal to accept the intercreditor terms needed for SAS to give and SMF to receive a fully perfected and enforceable first priority security interests in SMF's share of the Affinity security deposits. SAS' escalating demands for post-termination payments and offsets potentially larger than the Affinity security deposits also contributed to the failed negotiations.

The Company recorded a reserve for the full $901,000 in such receivables in 2018 but has not and will not release SAS' obligations to repay those amounts.

As previously reported, SAS is claiming alleged ongoing post-termination expenses, but SMF believes that no post-termination expenses are required to be paid to SAS for its expenses following the termination of SAS' services two years ago in July 2018. See Related Party Transactions-- Domestic Related Party Service in Note 5 to the Company's Consolidated Financial Statements (unaudited) in the 2020 Q1 Report.

For the Company's other litigation and disputes with SAS, SBS and the Majority Stockholders, please see Related Party Transactions-- Domestic Related Party Services, SBS Bankruptcy, and Settlement and March 2020 Claim Infotech Litigation and Settlement, and Affinity Insurance in Note 5 to the Company's Consolidated Financial Statements (unaudited) in the 2020 Q1 Report and Commitments and Contingencies -- Legal Matters -- RELATED PARTIES AND RELATED PARTY LITIGATION, Delaware Litigation Settlement Advancement Claims SBS Bankruptcy, Settlement and March 2020 Claim Infotech Litigation and Settlement SBS Field Specialist Litigation, SBS Clothier Litigation, SBS and SGRP Hogan Litigation, and SBS Rodgers Litigation in Note 8 to the Company's Consolidated Financial Statements (unaudited) in the 2020 Q1 Report. Each such Note is hereby incorporated by reference into this Current Report.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Current Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the outcome of the matters and disputes with Affinity, SAS and SBS described in this Current Report, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the departure of the Company's CEO and CFO, the likely hood of finding and hiring a suitable replacement CEO and CFO, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	July 31, 2020
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer